MONTHLY CERTIFICATEHOLDER STATEMENT
                           FASCO AUTO TRUST 1996-1
                   6.65% CLASS A ASSET-BACKED CERTIFICATES
                   10.00% CLASS B ASSET-BACKED CERTIFICATES

Distribution Date                                                    10/15/96
Collection Period                                                        9/96

    Under the Pooling and Servicing Agreement dated as of June 28, 1996 (the "Agreement") by and among Financial Asset Securities Corp., Consumer Portfolio Services, Inc. as Servicer, and Norwest Bank Minnesota, National Association, as Trustee and as Collateral Agent, the Servicer is required to prepare certain information each month regarding current distributions to Certificateholders and the performance of the Trust during the previous month. The information which is required to be prepared with respect to the Distribution Date and Collection Period listed above is set forth below. Certain of the information is presented on the basis of an original principal amount of $1,000 per Certificate, and certain other information is presented based upon the aggregate amounts for the Trust as a whole.

A. Information Regarding the Current Monthly Distribution:
   1   Certificates.
       (a)  The aggregate amount of the
            distribution to Class A
            Certificateholders on the
            Distribution Date set forth above                               $2,015,767.93


       (b)  The amount of the distribution set forth
            in paragraph A.1. (a) above in respect
            of interest                                                       $452,144.97

       (c)  The amount of the distribution set forth
            in in paragraph A.1. (a) above in respect
            of principal                                                    $1,563,622.96

       (d)  The amount of the distribution set forth
            in paragraph A.1. (a) above, per $1,000
            interest                                                               $23.87

       (e)  The amount of the distribution set forth
            in paragraph A.1. (b) above, per $1,000
            interest                                                                $5.35

       (f)  The amount of the distribution set forth
            in paragraph A.1. (c) above, per $1,000
            interest                                                               $18.51

       (g)  The aggregate amount of the distribution
            to Class B Certificateholders on the
            Distribution Date set forth above
            (given to the Collateral Agent for
            deposit into the Spread Account)                                  $118,081.07

       (h)  The amount of the distribution set forth
            in paragraph A.1. (g) above in respect
            of interest                                                        $35,785.12

       (i)  The amount of the distribution set forth
            in in paragraph A.1. (g) above in respect
            of principal                                                       $82,295.95

       (j)  Scheduled Payments due in such
            Collection Period                                               $2,571,788.06

       (k)  Scheduled Payments collected in such
            Collection Period                                               $2,386,696.05

B. Information Regarding the Performance of the Trust.
   1   Pool Balance and Certificate Balances
       (a)  The aggregate Principal Balance of the
            Receivables as of the close of business
            on the last day of the preceding Collection Period             $85,884,283.04

       (b)  The Class A Certificates Balance as of the close
            of business on the last day set forth
            above, after giving effect to payments
            located to principal in paragraph A.1.(c) above                $80,026,445.93

       (c)  The Class B Certificates Balance as of the close
            of business on the last day set forth
            above, after giving effect to payments
            allocated to principal in paragraph A.1.(c) above               $4,211,918.20

       (d)  The Pool factor as of the close of business
            on the last day set forth above                                     0.9475552

   2   Servicing Fee and Purchased Receivables.
       (a)  The aggregate amount of the Servicing Fee
            (exclusive of the Standby Fee paid to the
            Standby Servicer) paid to the Servicer with
            respect to the Collection Period set forth above                  $160,177.12

       (b)  The aggregate amount of the Standby Fee
            paid to the Standby Servicer with respect to the
            Collection Period set forth above.                                  $5,725.62

       (c)  The amount of the payment set forth in
            paragraph B.2. (a) above per $1,000 interest                            $1.90

       (d)  The amount of the payment set forth in
            paragraph B.2. (b) above per $1,000 interest                            $0.07

       (e)  The amount of any unpaid Servicing Fee                                  $0.00

       (f)  The change in the amount of any unpaid
            Servicing Fee from the prior Distribution Date                          $0.00

            The number and aggregate Purchase Amount of
            Receivables that became Purchased Receivables
            during the related Collection Period
                Number                                                                 16
                Aggregate Purchase Amount                                     $200,035.48

   3   Payment Shortfalls.
       (a)  The amount of the Class A Interest Carryover shortfall after giving effect to the payments set forth in
            paragraph A.1. (b) above                                                $0.00

       (b)  The amount of the Class A Principal Carryover Shortfall after giving effect to the payment set forth in
            paragraph A.1. (c) above                                                $0.00

       (c)  The amount of the Class B Interest Carryover shortfall after giving effect to the payments set forth in
            paragraph A.1. (h) above                                                $0.00

       (d)  The amount of the Class B Principal Carryover Shortfall after giving effect to the payment set forth in
            paragraph A.1. (i) above                                                $0.00

   4   Payahead Account.
       (a)  The aggregate Payahead Balance on the
            prior Distribution Date                                            $38,210.24

       (b)  Distributions (to) from Collection Account
            for Payaheads                                                     ($13,981.93)

       (c)  Interest earned on Payahead Balances                                  $173.61

       (d)  Ending Payahead Account Balance                                    $24,401.92

   5   Spread Account.
       (a)  The Specified Spread Account Balance with
            respect to such Distribution Date and the Spread
            Account Balance on the Distribution Date
            set forth above, after giving effect to
            distributions made on such Distribution Date
                   Specified Spread Account Balance                        $12,635,754.62
                   Spread Account Balance                                   $5,567,078.41

       (b)  The change in the spread account on the Distribution
            Date set forth above                                              $695,833.83

   6   Policy
       (a)  The amount paid to the Certificateholders
            under the Policy for such Distribution Date                             $0.00

       (b)  The amount distributable to the Certificate
            Insurer on such Distribution Date                                  $23,341.05

   7   Losses and Delinquencies.
       (a)  The aggregate amount of Realized Losses on the
            Distribution Date set forth above                                  $14,242.34

       (b)  The change in the aggregate amount of
            Realized Losses from the prior Distribution Date                        $0.00

       (c)  The number of Receivables and the aggregate
            gross amount scheduled to be paid, including
            unearned finance and other charges, for
            which Obligors are delinquent between
            31 and 59 days
                   Number                                                             343
                   Aggregate Gross Amount                                   $4,597,000.00

       (d)  The number of Receivables and the aggregate
            gross amount scheduled to be paid,
            including unearned finance and other
            charges, for which Obligors are delinquent
            60 days or more
                   Number                                                             194
                   Aggregate Gross Amount                                   $2,756,000.00

   8   Performance Triggers
       (a)  Delinquency Ratio                                                       7.34%

       (b)  Average Delinquency Ratio                                               5.31%

       (c)  Average Default Rate                                                    5.28%

       (d)  Average Loss Ratio                                                      0.07%

       (e)  Is a Portfolio Performance Test violation continuing?                     Yes

       (f)  Has an Insurance Agreement Event of Default occurred?                      No

CPS Auto Grantor Trust 1995-4
Statement to Certificateholders

Is there a Deficiency Claim Amount?                                                    NO
   Deficiency Claim Amount                                                           0.00

Is there a Class B Deficiency?                                                         NO
   Class B Deficiency                                                                0.00
   Cash Available this month to cover Class B Deficiency                             0.00

Inputs
   Gross Collection Proceeds:                                                3,118,022.94
   Lock Box NSF Items:                                                        (139,138.59)
   Transfers from (to) Payahead Account:                                        13,981.93
   Collection Account Interest                                                   9,932.24
   Payahead Account Interest                                                       173.61
   Total Collection Proceeds:                                                3,002,972.13
   For Distribution Date:                                                        10/15/96
   For Determination Date:                                                       10/08/96
   For Collection Period:                                                          Sep-96
   Collateral Activity Information
       Principal
       Beginning Principal Balance                                          85,884,283.04

                   Principal portion of payments collected
                   (non-prepayments)                                                         1,025,606.34
                   Prepayments in full allocable to principal                                  391,483.00
                Collections allocable to principal                           1,417,089.34
                Partial prepayments relating to various contracts
                or policies                                                          0.00
                Liquidation Proceeds allocable to principal                     14,551.75
                Purchase Amounts allocable to principal                        200,035.48
                                                                             ------------
            Total Principal                                                  1,631,676.57

            Realized Losses                                                     14,242.34
            Cram Down Losses                                                         0.00

       Ending Principal Balance                                             84,238,364.13

       Interest
                Collections allocable to interest                            1,361,089.71
                Liquidation Proceeds allocable to interest                           0.00
                Purchase Amounts allocable to interest                               0.00
                Recoveries from Liquidated Receivables from prior periods          100.00
                                                                             ------------
            Total Interest                                                   1,361,189.71


   Certificate Information
       Beginning of Period Class A Principal Balance                        81,590,068.89
       Beginning of Period Class B Principal Balance                         4,294,214.15

   Miscellaneous Balances
       Beginning of Period Spread Account Balance                            4,871,244.58
       Additional Servicing Fee Amounts (late fees,
       prepayment charges, etc.)                                                17,036.65
       Aggregate Payahead Balance                                               24,228.31
       Aggregate Payahead Balance for preceding Distribution Date               38,210.24
       Interest Earned on Payahead Balances                                        173.61
       Scheduled Payments due in Collection Period                           2,571,788.06
       Scheduled Payments collected in Collection Period                     2,386,696.05
       Aggregate Amount of Realized Losses for preceding Distribution Date      14,242.34

   Miscellaneous Current Expenses
       Trustee's out-of-pocket expenses                                              0.00
       Collateral Agent's expenses                                                   0.00
       Transition Expenses to Standby Servicer                                       0.00
       Transition Expenses to successor Servicer                                     0.00
       Other Reimbursement Obligations to Certificate Insurer (non-Premium)          0.00
   Miscellaneous Unpaid Amounts from Prior Collection Periods
       Unpaid Standby Fee from prior Collection Periods                              0.00
       Unpaid Servicing Fee from prior Collection Periods                            0.00
       Unpaid Trustee Fee from prior Collection Periods                              0.00
       Unpaid Trustee's out-of-pocket expenses from prior Collection
       Periods                                                                       0.00
       Unpaid Collateral Agent  Fee from prior Collection Periods                    0.00
       Unpaid Collateral Agent Expenses from prior Collection Periods                0.00

   Delinquency Information                                                                   Aggregate
                                                                                               Gross
                                                                                               Amount
                                                                                 # of            of
                                                                              Receivables    Receivables
       31 - 59 days delinquent                                                        343    4,597,000.00
       60+ days delinquent                                                            194    2,756,000.00


   Purchased Receivables                                                                     Aggregate
                                                                                            Purchase Amt
                                                                                  # of           of
                                                                              Receivables   Receivables
                                                                                       16      200,035.48

   Information for Portfolio Performance Tests
       Principal Balance of all Receivables delinquent more
            than 30 days as of the close of business on the last
            day of the related Collection Period.                            7,353,000.00
       Principal Balance of all Receivables that became
            Purchased Receivables as of the close of business
            on the last day of the related Collection Period
            and that were delinquent 30 days or more.                          200,035.48
       Principal Balance of all Receivables that became
            Defaulted Receivables during the related
            Collection Period.                                                 775,737.38

       Delinquency Ratio for second preceding Determination Date                    5.37%
       Delinquency Ratio for third preceding Determination Date                     3.21%

       Default Rate for second preceding Determination Date                         3.56%
       Default Rate for third preceding Determination Date                          1.34%

       Net Loss Ratio for second preceding Determination Date                       0.00%
       Net Loss Ratio for third preceding Determination Date                        0.00%

       Is a Portfolio Performance Test violation continuing? (Y/N)                      Y
       Has an Insurance Agreement Event of Default occurred? (Y/N)                      N

Calculations
   Total Distribution Amount
                All collections on receivables (incl. amts from payahead,
                excl. amounts deposited into payahead)                       2,778,179.05
                Liquidation Proceeds                                            14,551.75
                Recoveries                                                         100.00
                Purchase Amounts                                               200,035.48
                Certificate Insurer Optional Deposit pursuant to Section             0.00
                4.11(iii)
                Investment earnings from Collection Account                      9,932.24
                Investment earnings from Payahead Account                          173.61
                                                                             ------------
       Total Distribution Amount                                             3,002,972.13

   Distributable Amount
       Principal Distributable Amount
                Principal portion of payments collected (non-prepayments)    1,025,606.34
                Prepayments in full allocable to principal                     391,483.00
                Principal Balance of Liquidated Receivables                     28,794.09
                Purchase Amounts allocable to principal                        200,035.48
                Cram Down Losses                                                     0.00
                                                                             ------------
            Principal Distributable Amount                                   1,645,918.91

       Class A Principal Distributable Amount
            Principal Distributable Amount                                   1,645,918.91
            Times Class A Percentage (95%)                                            95%
                                                                             ------------
                                                                             1,563,622.96
            Certificate Insurer Optional Deposit: Class A Prin Distributable         0.00
            Amt.
                                                                             ------------
            Class A Principal Distributable Amount                           1,563,622.96

       Class A Interest Distributable Amount
            Beginning of Period Principal Balance of the Certificates       81,590,068.89

            Multiplied by Certificate Pass-Through Rate                             6.65%
            Multiplied by 30/360, or for the first Distribution Date,
            by 17/360                                                           0.0833333
                                                                             ------------
            Class A Interest Distributable Amount                              452,144.97


       Class B Principal Distributable Amount
            Principal Distributable Amount                                   1,645,918.91
            Times Class B Percentage (5%)                                              5%
                                                                             ------------
            Class B Principal Distributable Amount                              82,295.95

       Class B Interest Distributable Amount
            Beginning of Period Principal Balance of the Certificates        4,294,214.15
            Multiplied by Certificate Pass-Through Rate                            10.00%
            Multiplied by 30/360, or for the first Distribution Date, by        0.0833333
            17/360
                                                                             ------------
            Class B Coupon Interest Amount                                      35,785.12

Carryover Shortfalls from Prior Periods
Class B Principal Carryover Shortfall from previous period                           0.00
Interest on Class B Principal Carryover Shortfall                                    0.00
                                                                             ------------
                                                                                     0.00

Class B Interest Carryover Shortfall from previous period                            0.00
Interest on Class B Interest Carryover Shortfall                                     0.00
                                                                             ------------
                                                                                     0.00

Class A Principal Carryover Shortfall from previous period                           0.00
Interest on Class A Principal Carryover Shortfall                                    0.00
                                                                             ------------
                                                                                     0.00

Class A Interest Carryover Shortfall from previous period                            0.00
Interest on Class A Interest Carryover Shortfall                                     0.00
                                                                             ------------
                                                                                     0.00



Calculations

   Distributions (Pursuant to Section 4.6(c) of the Pooling and Servicing Agreement):
                                                                                 Use
                                                                             ------------
     (i)    Standby Fee                                                          5,725.62
            Servicing Fee (2.0%)                                               143,140.47
            Additional Servicing Fee Amounts (late fees,
            prepayment charges, etc.)                                           17,036.65
            Unpaid Standby Fee from prior Collection Periods                         0.00
            Unpaid Servicing Fee from prior Collection Periods                       0.00
     (ii)   Transition Expenses to Standby Servicer                                  0.00
     (iii)  Trustee Fee                                                          1,073.55
            Trustee's out-of-pocket expenses                                         0.00
            Unpaid Trustee Fee from prior Collection Periods                         0.00
            Unpaid Trustee's out-of-pocket expenses from prior Collection            0.00
            Periods
     (iv)   Collateral Agent Fee                                                 1,073.55
            Collateral Agent Expenses                                                0.00
            Unpaid Collateral Agent Fee from prior Collection Periods                0.00
            Unpaid Collateral Agent Expenses from prior Collection Periods           0.00
     (v)    Class A Interest Distributable Amount                              452,144.97
            Class A Interest Carryover Shortfall                                     0.00
     (vi)   Class B Coupon Interest                                             35,785.12
            Class B Carryover Interest                                               0.00
     (vii)  Class A Principal Distributable Amount                           1,563,622.96
            Class A Principal Carryover Shortfall                                    0.00
     (viii) Certificate Insurer Premium                                         23,341.05
            Certificate Insurer Premium Supplement                                   0.00
            Other Reimbursement Obligations to Certificate Insurer                   0.00
     (ix)   Transition Expenses to successor Servicer                                0.00
     (x)    Class B Principal Distributable Amount - Unadjusted                 82,295.95
            Current Month Class B Principal Carryover Shortfall                      0.00
            Class B Principal Carryover Shortfall - Previous Month(s)                0.00
            Adjusted Class B Principal Distributable Amount                     82,295.95
     (xi)   Remaining amounts to Collateral Agent for deposit in Spread
            Account                                                            677,732.24


   Certificate Balance
       Class A Beginning of Period Principal Balance                        81,590,068.89
           Class A Principal Distributions                                   1,563,622.89
       Class A End of Period Principal Balance                              80,026,445.93

       Class B Beginning of Period Principal Balance                         4,294,214.15
       Class B Principal Distributable Amount                                   82,295.95
       Class B End of Period Principal Balance                               4,211,918.20

Carryover Shortfalls After Current Distributions
Class B principal Carrryover Shortfall
the excess if any, of
   the sum of
       Class B Principal Distributable Amount                                   82,295.95
       Class B Principal Carryover Shortfall                                         0.00
   over
       amount actually distributed as principal                                 82,295.95
                                                                             ------------
                                                                                     0.00

Class B Interest Carrryover Shortfall
the excess if any, of
   the sum of
       Class B Coupon Interest Amount                                           35,785.12
       Class B Interest Carryover Shortfall                                          0.00
   over
       amount actually distributed as interest                                  35,785.12
                                                                             ------------
                                                                                     0.00
Class A principal Carrryover Shortfall
the excess if any, of
   the sum of
       Class A Principal Distributable Amount                                1,563,622.96
       Class A Principal Carryover Shortfall                                         0.00

   overamount actually distributed as principal                              1,563,622.96
                                                                             ------------
                                                                                     0.00
Class A Interest Carrryover Shortfall
the excess if any, of
   the sum of
       Class A Interest Distributable Amount                                   452,144.97
       Class A Interest Carryover Shortfall                                          0.00
   over
       amount actually distributed as interest                                 452,144.97
                                                                             ------------
                                                                                     0.00

Deficiency Claim Amount
   (i) Total Distribution Amount                                             3,002,972.13
       (ii)Amounts payable pursuant to Section 4.6(c) (i) - (ix)             2,242,943.94
       If (i) is less than (ii), there is a Deficiency Claim Amount                    NO
       Deficiency Claim Amount                                                       0.00

Class B Deficiency
   (i) Amounts available to make payments pursuant to Section
       4.6(c) (vi) and (x)                                                     118,081.07
       (ii)Amounts payable pursuant to Section 4.6(c) (vi) and (x)             118,081.07
       If (i) is less than (ii), there is a Class B Deficiency                         NO
       Class B Deficiency                                                            0.00


Calculations
       Performance Measures
            Calculation of Delinquency Ratio (Current Period)
                Delinquency Amount
                   Receivables more than 30 days delinquent                  7,353,000.00
                   Purchased receivables more than 30 days delinquent          200,035.48
                                                                             ------------
                   Total                                                     7,553,035.48

                Aggregate Gross Principal Balance as of the close of
                   business on the last day of the Collection Period.      102,940,305.86

            Delinquency Ratio                                                       7.34%

            Calculation of Average Delinquency Ratio
                Delinquency Ratio for most recent Determination Date                7.34%
                Delinquency Ratio for second preceding Determination Date           5.37%
                Delinquency Ratio for third preceding Determination Date            3.21%
                                                                             ------------
            Average Delinquency Ratio                                               5.31%


            Calculation of Default Rate (Current Period)
                Default Amount
                   Principal Balance of Defaulted Receivables                  775,737.38

                                                                             ------------
                   Total                                                       775,737.38
                Calculation of Average Principal Balance
                   Aggregate Principal Balance at end of related
                   Collection Pd.                                           84,238,364.13
                   Aggregate Prin. Bal. at end of 2nd preceding
                   Collection Pd.                                           85,884,283.04
                                                                             ------------
                                                                            85,061,323.59


            Default Rate                                                           10.94%

            Calculation of Average Default Rate
                Default Rate for most recent Determination Date                    10.94%
                Default Rate for second preceding Determination Date                3.56%
                Default Rate for third preceding Determination Date                 1.34%
                                                                             ------------
            Average Default Rate                                                    5.28%

            Calculation of Net Loss Ratio (Current Determination Date)
                Calculation of Net Liquidation Losses
                   Principal Balance plus accrued and unpaid interest of
                        Liquidated Receivables                                  28,794.09

                   Cram Down Losses                                                  0.00
                   Net Liquidation Proceeds                                    (14,651.75)
                                                                             ------------
                   Net Liquidation Losses                                       14,142.34

                Calculation of Average Principal Balance
                   Aggregate Principal Balance at end of related
                   Collection Pd.                                           84,238,364.13
                   Aggregate Prin. Bal. at end of 2nd preceding
                   Collection Pd.                                           85,884,283.04
                                                                            -------------
                Average Principal Balance                                   85,061,323.59


            Net Loss Ratio                                                          0.20%

Calculations

            Calculation of Average Loss Ratio
                Net Loss Ratio for most recent Determination Date                   0.20%
                Net Loss Ratio for second preceding Determination Date              0.00%
                Net Loss Ratio for third preceding Determination Date               0.00%
                                                                             ------------
            Average Loss Ratio                                                      0.07%


   Spread Account
       Spread Account Cap
                12.75% of Outstanding Certificate Balance                                 10,740,391.43

                15% of Outstanding Certificate Balance                                    12,635,754.62

                Is a Portfolio Performance Test violation continuing? (Y/N)                           Y
                Has an Insurance Agreement Event of Default occurred? (Y/N)                           N
                                                                                          -------------
            Cap Amount                                                      12,635,754.62


       Spread Account Floor
                3.5% of the Initial Certificate Balance                                    3,111,526.26
                Outstanding Certificate Balance                                           84,238,364.13
                Minimum Floor                                                                100,000.00
                                                                                          -------------
            Floor Amount                                                     3,111,526.26

       Required Spread Account Amount                                       12,635,754.62
       Beginning of Period Spread Account Balance                            4,871,244.58
       Spread Account Deposit (Withdrawal) from Current Distributions          677,732.24
       Transfer (to) from Cross-Collateralized Spread Accounts                       0.00
       Required addition to/(eligible withdrawal from) Spread Account        7,086,777.80
       Earnings on Spread Account Balance                                       18,101.59
       Amount of Spread Account deposit (withdrawal)                                 0.00
       Ending Spread Account Balance                                         5,567,078.41


IN WITNESS WHEREOF,  I, Jeffrey P. Fritz,  a responsible officer of
Consumer Portfolio Services,  Inc,.   have  executed  this  Servicer's
Certificate  as  of  the Determination Date set forth above.

                  CONSUMER PORTFOLIO SERVICES, INC.

                  By:   /s/ Jeffrey P. Fritz
                        ------------------------------------------------


                  Name:       Jeffrey P. Fritz
                        ------------------------------------------------
                  Title: Senior Vice President - Chief Financial Officer
                        ------------------------------------------------